UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2022

Commission File Number	Exact Name of Registrants as Specified in their Charters, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number
1-14201	SEMPRA ENERGY (A California Corporation) 488 8th Avenue San Diego, California 92101 (619) 696-2000	33-0732627

1-01402	SOUTHERN CALIFORNIA GAS COMPANY (A California Corporation) 555 West Fifth Street Los Angeles, California 90013 (213) 244-1200	95-1240705
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Sempra Energy:
Sempra Energy Common Stock, without par value	SRE	New York Stock Exchange
Sempra Energy 5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	New York Stock Exchange
Southern California Gas Company:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
240.12b-2).

Emerging growth company
Sempra Energy	☐
Southern California Gas Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sempra Energy	☐
Southern California Gas Company	☐

Item 8.01	Other Events.
On November 14, 2022, Southern California Gas Company (the “Company”), an indirect subsidiary of Sempra Energy, closed its previously announced public offering and sale of $600,000,000 aggregate principal amount of its 6.350% Green First Mortgage Bonds, Series YY, due 2052 (the “Bonds”) with proceeds to the Company (after deducting the underwriting discount but before deducting the Company’s other offering expenses estimated at approximately $1,000,000) of 98.752% of the aggregate principal amount of the Bonds. The sale of the Bonds was registered under the Company’s Registration Statement on Form S-3 (File No. 333-237770).
The Bonds were issued pursuant to a Supplemental Indenture, dated as of November 14, 2022 (the “Supplemental Indenture”), which is filed herewith as Exhibit 4.1. The Bonds will mature on November 15, 2052. The Bonds will bear interest at the rate of 6.350% per annum. Interest on the Bonds will accrue from November 14, 2022 and is payable semiannually in arrears on May 15 and November 15 of each year, beginning on May 15, 2023. The Bonds will be redeemable prior to maturity, at the Company’s option, at the redemption prices described in the form of Bond, which form is included in Exhibit 4.1 hereto.
The foregoing description of some of the terms of the Bonds is not complete and is qualified in its entirety by the form of Bond and the Supplemental Indenture, which are filed as exhibits herewith and are incorporated herein by reference. Further information regarding the sale of the Bonds is contained in the Underwriting Agreement, dated November 7, 2022, which was filed as Exhibit 1.1 to the Company’s Current Report on Form
8-K
filed with the U.S. Securities and Exchange Commission on November 8, 2022.

Item 9.01	Financial Statements and Exhibits.
(d)
Exhibits

Exhibit Number	Description of Exhibit

4.1	Supplemental Indenture, dated as of November 14, 2022.

4.2	Form of Series YY Bond (Included in Exhibit 4.1 hereto).

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY

Date: November 14, 2022	By:	/s/ Peter R. Wall
Peter R. Wall Senior Vice President, Controller and Chief Accounting Officer

SOUTHERN CALIFORNIA GAS COMPANY

Date: November 14, 2022	By:	/s/ Mia L. DeMontigny
Mia L. DeMontigny Senior Vice President, Chief Financial Officer and Chief Accounting Officer